F U N D P R O F I L E S

Fidelity® Municipal Money Market Fund
and
Fidelity AMT Tax-Free Money Fund

January 16, 2009

This profile summarizes key information about the funds that is included in the funds' prospectus. The funds' prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in a fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling Fidelity at 1-800-544-8544 or visiting Fidelity's web site at www.fidelity.com.

On December 3, 2008, the Board of Trustees of Fidelity Municipal Money Market Fund and Fidelity AMT Tax-Free Money Fund (the "Funds") approved extending the participation by each Fund in the U.S. Department of the Treasury's Temporary Program for Money Market Funds through April 30, 2009 (the "Program"). If a Fund's market value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the Fund on September 19, 2008 may be eligible to receive a payment from the Treasury upon liquidation of the Fund. The amount of any payment will be based on the difference between the per share amount realized upon liquidation of the Fund and $1.00 per share. Participation by the Funds in the Program does not reflect a decision by any Fund to liquidate. Each shareholder of record's coverage is limited to the value of shares held as of record on September 19, 2008.

The Program extension requires each participating fund to pay the U.S. Department of Treasury a fee equal to 0.015% (1.5 basis points) based on the number of shares outstanding as of September 19, 2008. This expense will be borne by each fund without regard to any expense limitation currently in effect for a fund. This payment is in addition to the fee paid by each participating fund at the start of the Program in October 2008.

If the Secretary of the Treasury elects to extend the Program past April 30, 2009, the Funds will consider whether to continue to participate in the Program.

Call Fidelity with any questions regarding the Funds' participation in the Program. More information about the Program is available on the U.S. Department of Treasury's website at www.ustreas.gov.

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82 Devonshire Street, Boston, MA 02109

1.797374.115 SMM/MMM-prof-0109

Investment Summary

Investment Objective

Municipal Money Market Fund seeks as high a level of interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

Principal Investment Strategies

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Investment Objective

AMT Tax-Free Money Fund seeks as high a level of federally tax-exempt income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.
  Normally not investing in municipal securities whose interest is subject to the federal alternative minimum tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Additional information is available in Municipal Money Market and AMT Tax-Free Money's annual and semi-annual reports to shareholders. You may obtain a free copy of each fund's annual or semi-annual report by calling 1-800-544-8544.

Principal Investment Risks

Municipal Money Market and AMT Tax-Free Money are subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Performance

The following information is intended to help you understand the risks of investing in each fund. The information illustrates the changes in the performance of each fund's shares from year to year. Returns are based on past results and are not an indication of future performance.

Visit www.fidelity.com for current return information.

Year-by-Year Returns

Municipal Money Market
Calendar Years	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
	2.91%	3.81%	2.53%	1.18%	0.72%	0.86%	2.07%	3.12%	3.34%	1.91%


During the periods shown in the chart for Municipal Money Market:

Returns

Quarter ended

Highest Quarter Return	1.00%	December 31, 2000
Lowest Quarter Return	0.14%	September 30, 2003
AMT Tax-Free Money
Calendar Years	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
	3.02%	3.89%	2.63%	1.28%	0.84%	0.97%	2.18%	3.20%	3.43%	1.87%


During the periods shown in the chart for AMT Tax-Free Money:

Returns

Quarter ended

Highest Quarter Return	1.03%	December 31, 2000
Lowest Quarter Return	0.16%	September 30, 2003

Average Annual Returns

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Past 10 years

Municipal Money Market	1.91%	2.25%	2.24%
AMT Tax-Free Money	1.87%	2.33%	2.33%

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of a fund.

Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

A If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

Annual operating expenses
(paid from fund assets)

Municipal Money Market	Management fee	0.27%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.16%
	Total annual fund operating expenses	0.43%
AMT Tax-Free Money	Management fee	0.43%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.00%
	Total annual fund operating expensesA	0.43%

A Effective October 25, 2001, FMR has voluntarily agreed to reimburse AMT Tax-Free Money to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.33%. This arrangement may be discontinued by FMR at any time.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of each fund is 5% and that your shareholder fees and the annual operating expenses for shares of each fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Municipal Money Market	1 year	$ 44
	3 years	$ 138
	5 years	$ 241
	10 years	$ 542
AMT Tax-Free Money	1 year	$ 44
	3 years	$ 138
	5 years	$ 241
	10 years	$ 542

Fund Management

Fidelity Management & Research Company (FMR) is each fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM) serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund. FIMM is an affiliate of FMR.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for each fund and may provide investment research and advice for the funds.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for each fund. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 99 Queen's Road Central, Hong Kong, serves as a sub-adviser for each fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Ark Mori Building 12/F, 1-12-32 Akasaka Minato-ku, Tokyo 107-6012, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each fund. FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for each fund. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Buying Shares

Each fund's shares are sold without a sales charge.

You may buy shares of the funds after reading this profile or you may request a prospectus to review before investing. If you buy shares after reviewing this profile, Fidelity will send you a prospectus with your confirmation.

The minimum initial purchase amount is $5,000 for Municipal Money Market and $25,000 for AMT Tax-Free Money, the minimum subsequent purchase amount is $500 for Municipal Money Market and $1,000 for AMT Tax-Free Money, and the minimum balance amount is $2,000 for Municipal Money Market and $10,000 for AMT Tax-Free Money.

If you buy through an investment professional, certain account features and policies may differ.

Each fund is designed to offer investors a liquid cash option and accommodates frequent trading. Each fund reserves the right to impose restrictions on purchase or exchange transactions at any time.

Selling Shares

You may sell all or a portion of your shares on any business day by phone, by mail, by wire, or over the Internet through Fidelity's web site. You may also sell shares by exchange to another Fidelity fund. Both accounts must have the same registration, including name, address, and taxpayer identification number (TIN). A signature guarantee may be required in certain circumstances.

Distributions and Taxes

Distributions you receive from each fund consist primarily of dividends. Each fund normally declares dividends daily and pays them monthly.

You may elect to have your dividends and/or capital gain distributions, if any, automatically reinvested in additional shares of the fund, paid in cash, or automatically invested in shares of another identically registered Fidelity fund. If you do not indicate a choice on your application, your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund.

Each fund seeks to earn income and pay dividends exempt from federal income tax.

Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

Summary of Available Services

Fidelity provides a number of services to its shareholders. Among them are:

  24 hour telephone assistance, 1-800-544-6666;
  TDD - Service for the Deaf and Hearing-Impaired (9:00 a.m. - 9:00 p.m. Eastern time), 1-800-544-0118;
  Fidelity's web site, www.fidelity.com;
  Fidelity Automated Service Telephone (FAST®), 1-800-544-5555;
  Walk-in Investor Centers nationwide;
  Exchange privileges among Fidelity funds;
  Regular investment and withdrawal plans; and
  Checkwriting.

New Account Information

Important Information About Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for your name, address, taxpayer identification number (TIN), and date of birth, as applicable, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as a driver's license.

Fidelity, Fidelity Investments and (Pyramid) Design, and FAST are registered trademarks of FMR LLC.